Exhibit 99.2

Listing of Patents

United States	#5,941,769
United States	#6,609,710
PCT Application	# DE95/01389
German	#4439502
South African	#95/9383
Slovenian	#9,520,121
European	#EP0790848B1
Australian	#692306
Danish	#0790848
Swedish	#0790848
Greek	#3027904
Argentinean	#P19950100066
New Zealand	#293567
Russian	#2139748
Korean	#0240773